EXHIBIT 23.01








                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
KBW, Inc.



We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Historical Consolidated Financial Data" and "Experts" in the prospectus.



                                                   /s/ KPMG LLP

New York, New York
February 26, 1999